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                                                           EXHIBIT 23.1


                   CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 33-47697) of Zitel Corporation of our report dated December 13, 1999, relating to the consolidated financial statements and financial statement schedule which appears in this Form 10-K.


                                       PricewaterhouseCoopers LLP
                                      /s/ PricewaterhouseCoopers LLP


December 30, 1999
San Jose, California




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